PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust is helping to finance the new $37.4 million multifamily development, Heartland View Apartments (Heartland). Located outside the heart of St. Louis, the project features 201 units and boasts a campus-like area consisting of seven 3-story buildings on 13 acres of land. Heartland is conveniently situated in a developing neighborhood and is within proximity to many local amenities, schools, hospital, restaurants, and shopping. The project sits adjacent to Heartland Park, which hosts a lake, trails, and golf.

The complex will include a plethora of building amenities, including a business center, game room, theater area, community kitchen with bar seating, large lounge area, and a coffee bar. Outdoor amenities include a pool with nearby grills, pool furniture, fire pit, and an overhang with fans adjacent to a clubhouse with on-site leasing and management. The development also includes 367 parking stalls.

HIT ROLE	The HIT is providing $32.0 million in financing through the purchase of taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate issued and serviced by Gershman. Part of the Midwest@Work Initiative, Heartland View Apartments is the 40th project HIT has financed in Missouri.
SOCIAL IMPACT	The project will be constructed using energy-efficient and green building practices, and was designed to achieve a Bronze Certification under the National Green Building Standard.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $32.0 Million	Total Development Cost $37.4 Million	201 Units	354,360 Hours of Union Construction Work Generated	$9.2 Million Tax revenue generated	$67.1 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of September 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Heartland View Apartments – Wentzville, MO

“The St. Louis Building Trades is proud of their work with AFL-CIO HIT across the U.S. Projects like Heartland View in Missouri respond to critical housing needs for our local communities and feature 100% union construction for our local members.”

- John Stiffler, Executive Secretary-Treasurer
St. Louis Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

11/2022

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